J.P. MORGAN MONEY MARKET FUNDS

JPMorgan Current Yield Money Market Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated May 14, 2015

to the Prospectuses and Statement

of Additional Information dated July 1, 2014, as supplemented

Effective immediately, the following paragraphs are added as the last paragraphs of the “ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES” section in “More About the Fund” in each Prospectus:

The Fund may engage in repurchase agreement transactions that are collateralized by cash or government securities. In addition, the Fund may engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations or other securities, including equity securities and securities that are rated below investment grade by the requisite nationally recognized statistical rating organizations or unrated securities of comparable quality. High yield securities (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity.

The repurchase agreements in which the Fund invests may be with counterparties that are not rated “first tier” under Rule 2a-7. The adviser reviews and monitors the creditworthiness of each counterparty with which the Fund invests. In addition, repurchase agreements with second tier counterparties, other than those that are collateralized by cash or government securities, are subject to the limitations on second tier issuers in Rule 2a-7.

In addition, also effective immediately, the first paragraph in the “Limitations on the Use of Repurchase Agreements” section of the Money Market Funds’ Part I SAI is deleted in its entirety and replaced with the following:

All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act (except that 5b-3(c)(1)(iv)(C) shall not apply), which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. Further, in accordance with the provisions of Rule 2a-7 under the 1940 Act, the Adviser evaluates the creditworthiness of each counterparty. The Adviser may consider the collateral received and any applicable guarantees in making its creditworthiness determination. In addition, the Current Yield Money Market Fund, Liquid Assets Money Market Fund and Prime Money Market Fund may engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities, including securities that are rated below investment grade by the requisite nationally recognized statistical rating organizations (“NRSROs”) or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Current Yield Money Market Fund, Liquid Assets Money Market Fund and Prime Money Market Fund would look to the counterparty, and not the collateral, for determining compliance with the diversification requirements of the 1940 Act.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-CYMM-REPO-515